SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                              Eastcliff Funds, Inc.
                              ---------------------
                (Name of Registrant as Specified in its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

Notice of Special Meeting of Shareholders
Of Eastcliff Funds, Inc.
To be Held October 15, 2001


To Shareholders of Eastcliff Funds, Inc.:


          We invite you to attend a special meeting of shareholders of Eastcliff Funds, Inc., on Monday, October 15, 2001, at 10:00 a.m. (Central Daylight Time), at the offices of Resource Capital Advisers, Inc. at 1400 U.S. Trust Building, 730 Second Avenue South, Minneapolis, Minnesota 55402. As we describe in the accompanying proxy statement, the shareholders will vote on the following proposals:

          1. With respect to the shareholders of the Eastcliff Total Return Fund, a proposal to approve the new investment advisory agreement for the Fund (Proposal 1(a)) and a proposal to approve the new sub-advisory agreement for the Fund (Proposal 2(a));

          2. With respect to the shareholders of the Eastcliff Growth Fund, a proposal to approve the new investment advisory agreement for the Fund (Proposal 1(b)) and a proposal to approve the new sub-advisory agreement for the Fund (Proposal 2(b));

          3. With respect to the shareholders of the Eastcliff Regional Small Capitalization Value Fund, a proposal to approve the new investment advisory agreement for the Fund (Proposal 1(c)) and a proposal to approve the new sub-advisory agreement for the Fund (Proposal 2(c));

          4. With respect to the shareholders of the Eastcliff Contrarian Value Fund, a proposal to approve the new investment advisory agreement for the Fund (Proposal 1(d)) and a proposal to approve the new sub-advisory agreement for the Fund (Proposal 2(d));

          5. With respect to the shareholders of the Eastcliff Emerging Growth Fund, a proposal to approve the new investment advisory agreement for the Fund (Proposal 1(e)) and a proposal to approve the new sub-advisory agreement for the Fund (Proposal 2(e));

          6. With respect to the shareholders of all Eastcliff Funds, a proposal to elect five directors to our Board of Directors (Proposal 3);

          7. With respect to the shareholders of all Eastcliff Funds, a proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors (Proposal 4); and

          8. With respect to the shareholders of all Eastcliff Funds, such other business as may properly come before the special meeting.

          Following the special meeting (and any adjournments), Eastcliff Funds, Inc. will file Articles of Amendment to change its name to "FMI Mutual Funds, Inc." In addition, on that same date Eastcliff Funds, Inc. will change the designated names of the series of its shares of Common Stock as follows:

     Current Name                         New Name
     ------------                         --------
     Eastcliff Total Return Fund          FMI AAM Total Return Fund
     Eastcliff Growth Fund                FMI Winslow Growth Fund
     Eastcliff Regional Small             FMI Woodland Small Capitalization
      Capitalization Value Fund            Value Fund
     Eastcliff Contrarian Value Fund      FMI Sasco Contrarian Value Fund
     Eastcliff Emerging Growth Fund       FMI Knappenberger Baer Emerging
                                          Growth Fund

          We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided. If you attend the special meeting, you can revoke your proxy and vote your shares in person if you choose.

          We look forward to seeing you at the special meeting.

                                       EASTCLIFF FUNDS, INC.


                                       John A. Clymer
                                       Secretary

Minneapolis, Minnesota
_____________ ____, 2001

                           FREQUENTLY ASKED QUESTIONS


Q:   Why have I received this proxy statement?

     Our Board of Directors has sent you this proxy statement, starting around September ____, 2001 to ask for your vote as a shareholder of the Eastcliff Funds, Inc.

Q:   What am I voting on?

     You will vote on one or more of the following proposals depending on whether you owned shares of a Fund permitted to vote on the proposal on the record date of the special meeting:

     Proposal No.                      Description
     ------------                      -----------

          1(a) Approval of the new investment advisory agreement for Eastcliff Total Return Fund

          1(b) Approval of the new investment advisory agreement for Eastcliff Growth Fund

          1(c) Approval of the new investment advisory agreement for Eastcliff Regional Small Capitalization Value Fund

          1(d) Approval of the new investment advisory agreement for Eastcliff Contrarian Value Fund

          1(e) Approval of the new investment advisory agreement for Eastcliff Emerging Growth Fund

          2(a) Approval of the new sub-advisory agreement for Eastcliff Total Return Fund

          2(b) Approval of the new sub-advisory agreement for the Eastcliff Growth Fund

          2(c) Approval of the new sub-advisory agreement for the Eastcliff Regional Small Capitalization Value Fund

          2(d) Approval of the new sub-advisory agreement for the Eastcliff Contrarian Value Fund

          2(e) Approval of the new sub-advisory agreement for the Eastcliff Emerging Growth Fund

          3 Election of five directors to the Board of Directors of Eastcliff Funds, Inc.

          4 Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors

     Our Board of Directors is not aware of any other matter which will be presented to you at the special meeting.

Q:   Who is entitled to vote?

     If you owned shares of a Fund as of the close of business on the record date, September 11, 2001, then you are entitled to vote. You will be entitled to one vote per share for each share you own on the record date. However, you will only be allowed to vote on matters submitted to the shareholders of Funds of which you own shares. The table below sets forth the proposals for which shareholders of each Fund may vote:

                                                                  Eastcliff
                                                               Regional Small        Eastcliff           Eastcliff
                        Eastcliff Total       Eastcliff        Capitalization        Contrarian           Emerging
     Proposal No.         Return Fund        Growth Fund         Value Fund          Value Fund          Growth Fund
     ------------         -----------        -----------         ----------          ----------          -----------
         1(a)                 Yes                 No                 No                  No                 No
         1(b)                 No                  Yes                No                  No                 No
         1(c)                 No                  No                 Yes                 No                 No
         1(d)                 No                  No                 No                  Yes                No
         1(e)                 No                  No                 No                  No                 Yes
         2(a)                 Yes                 No                 No                  No                 No
         2(b)                 No                  Yes                No                  No                 No
         2(c)                 No                  No                 Yes                 No                 No
         2(d)                 No                  No                 No                  Yes                No
         2(e)                 No                  No                 No                  No                 Yes
          3                   Yes                 Yes                Yes                 Yes                Yes
          4                   Yes                 Yes                Yes                 Yes                Yes

Q:   Do I need to attend the special meeting in order to vote?

     No. You can vote either in person at the special meeting or by completing and mailing the enclosed proxy card.

Q:   How will proxies be solicited?

     We will solicit proxies by mail. In addition, certain of our officers and employees may solicit by telephone, telegraph and personally. We will not pay these officers and employees specifically for soliciting proxies. We may elect to use the services of an outside proxy solicitor. Fiduciary Management, Inc. will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material, and the cost of using the services of any such outside proxy solicitor.

Q:   How many shares of each Fund's stock are entitled to vote?

     As of the record date, the number of shares of each Fund that were entitled to vote at the special meeting was as follows:

                      Fund                                             Shares
                      ----                                             ------

         Eastcliff Total Return Fund                                   _____
         Eastcliff Growth Fund                                         _____
         Eastcliff Regional Small Capitalization Value Fund            _____
         Eastcliff Contrarian Value Fund                               _____
         Eastcliff Emerging Growth Fund                                _____

Q:   What happens if the special meeting is adjourned?

     The special meeting could be adjourned if a quorum does not exist. For purposes of any adjournment, proxies will be voted "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q:   What constitutes a quorum?

     A "quorum" refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to Proposals 1(a) to 2(e), a quorum is determined with respect to each Fund. This means that one Fund might lawfully conduct business at the special meeting while another Fund might not. For each Fund, a majority of the votes of the shares of that Fund entitled to be cast represent a quorum. With respect to Proposal 3 and 4, a quorum is determined with respect to all of the shareholders of the Eastcliff Funds combined, so that a majority of the votes of all of the shares of the Eastcliff Funds entitled to be cast represent a quorum.

Q:   What happens if I sign and return my proxy card but do not mark my vote?

     E. Thomas Welch and John A. Clymer, as proxies, will vote your shares to approve the new sub-advisory agreement, to approve the new investment advisory agreement and to elect the five nominees to our Board of Directors.

Q:   May I revoke my proxy?

     You may revoke your proxy at any time before it is exercised by giving notice of your revocation to us in writing (by subsequent proxy or otherwise). Your presence at the special meeting does not itself revoke your proxy.

Q:   Who will count the votes?

     Management Information Services Corp, Norwell, Massachusetts, will count the votes and act as inspector of elections.

Q:   How can I obtain a copy of the annual report?

     You may request a copy of our latest annual report and semi-annual report succeeding the annual report by writing to our principal executive office at 1400 U.S. Trust Building, 730 Second Avenue South, Minneapolis, Minnesota, 55402, Attention: Corporate Secretary, or by calling 1-800-595-5519. We will furnish these copies free of charge.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

          The following tables set forth certain information regarding the beneficial ownership of shares of the Eastcliff Funds as of the record date by:
(i) each executive officer, director and nominee; (ii) all of the directors, nominees and named executive officers as a group; and (iii) each person or entity known by Eastcliff Funds, Inc. to own beneficially more than 5% of the shares of one of the Eastcliff Funds.

                           Eastcliff Total Return Fund

Name of Beneficial Owner                   Amount of             Percentage
and Address of 5% Holders             Beneficial Ownership       Ownership
-------------------------             --------------------       ---------

U.S. Trust Company                         581,254.282             69.67%
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402

A. Rodney Boren                             _______                   *

A. Skidmore Thorpe                          _______                   *

Barry K. Allen                              _______                   *

Conley Brooks, Jr.                          _______                   *

Donald S. Wilson                            _______                   *

E. Thomas Welch                             _______                   *

George D. Dalton                            _______                   *

Gordon H. Gunnlaugsson                      _______                   *

John A. Clymer                              _______                   *

Joseph H. Dugan                             _______                   *

Patrice J. Neverett                         _______                   *

Paul S. Shain                               _______                   *

Rolf Engh                                   _______                   *

Officers, directors and nominees            _______                _______%
as a group (13 persons)

----------
*Less than 1%

                              Eastcliff Growth Fund

Name of Beneficial Owner                   Amount of             Percentage
and Address of 5% Holders             Beneficial Ownership       Ownership
-------------------------             --------------------       ---------

U.S. Trust Company                        336,881.318               30.6%
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402

Rochester Area Foundation                 131,196.416               11.9%
P.O. Box 64010
St. Paul, MN  55164

Peter R. Kitchak                          107,960.496               9.8%
135 West Point Road
Excelsior, MN  55331

Minnesota Masonic Home                    87,453.224                7.9%
11501 Masonic Home Drive
Bloomington, MN  55437

A. Rodney Boren                                0                      *

A. Skidmore Thorpe                             0                      *

Barry K. Allen                                 0                      *

Conley Brooks, Jr.                             0                      *

Donald S. Wilson                               0                      *

E. Thomas Welch                                0                      *

George D. Dalton                               0                      *

Gordon H. Gunnlaugsson                         0                      *

John A. Clymer                                 0                      *

Joseph H. Dugan                                0                      *

Patrice J. Neverett                            0                      *

Paul S. Shain                                  0                      *

Rolf Engh                                      0                      *

Officers, directors and nominees               0                      *
as a group (13 persons)

----------
*Less than 1%

               Eastcliff Regional Small Capitalization Value Fund

Name of Beneficial Owner                   Amount of             Percentage
and Address of 5% Holders             Beneficial Ownership       Ownership
-------------------------             --------------------       ---------

U.S. Trust Company                         701,487.487              25.6%
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402

U.S. Bank, N.A.                            526,782.679              19.2%
180 East 5th Street
St. Paul, MN  55164

Wells Fargo Bank MN, NA                    294,882.776              10.7%
P.O. Box 1533
Minneapolis, MN  55480

A. Rodney Boren                              _______                  *

A. Skidmore Thorpe                           _______                  *

Barry K. Allen                               _______                  *

Conley Brooks, Jr.                           _______                  *

Donald S. Wilson                             _______                  *

E. Thomas Welch                              _______                  *

George D. Dalton                             _______                  *

Gordon H. Gunnlaugsson                       _______                  *

John A. Clymer                               _______                  *

Joseph H. Dugan                              _______                  *

Patrice J. Neverett                          _______                  *

Paul S. Shain                                _______                  *

Rolf Engh                                    _______                  *

Officers, directors and nominees             _______              _______%
as a group (13 persons)

----------
*Less than 1%

                         Eastcliff Contrarian Value Fund

Name of Beneficial Owner                   Amount of             Percentage
and Address of 5% Holders             Beneficial Ownership       Ownership
-------------------------             --------------------       ---------

U.S. Trust Company                         279,434.158             70.25%
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402

Conley Brooks, Jr.                         82,833.857              20.82%
c/o Hollybrook & Co. and
   Allbrook & Co.
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402

A. Rodney Boren                              _______                  *

A. Skidmore Thorpe                           _______                  *

Barry K. Allen                               _______                  *

Conley Brooks, Jr.                           _______                  *

Donald S. Wilson                             _______                  *

E. Thomas Welch                              _______                  *

George D. Dalton                             _______                  *

Gordon H. Gunnlaugsson                       _______                  *

John A. Clymer                               _______                  *

Joseph H. Dugan                              _______                  *

Patrice J. Neverett                          _______                  *

Paul S. Shain                                _______                  *

Rolf Engh                                    _______                  *

Officers, directors and nominees             _______              _______%
as a group (13 persons)

----------
*Less than 1%

                         Eastcliff Emerging Growth Fund

Name of Beneficial Owner                   Amount of             Percentage
and Address of 5% Holders             Beneficial Ownership       Ownership
-------------------------             --------------------       ---------

Gail M. Knappenberger &                   504,015.890               37.2%
Sharyn W. Knappenberger
601 Carlson Parkway
Suite 950
Minnetonka, MN  55305

Lincoln Community Foundation              268,413.918               19.8%
P.O. Box 82408
Lincoln, NE  68501

Truman Medical Center                     248,836.820               18.4%
P.O. Box 419175
Kansas City, MO 64141

The College of St. Scholastica            126,031.809               9.30%
1200 Kenwood Ave.
Duluth, MN 55811

A. Rodney Boren                                0                      *

A. Skidmore Thorpe                             0                      *

Barry K. Allen                                 0                      *

Conley Brooks, Jr.                             0                      *

Donald S. Wilson                               0                      *

E. Thomas Welch                                0                      *

George D. Dalton                               0                      *

Gordon H. Gunnlaugsson                         0                      *

John A. Clymer                                 0                      *

Joseph H. Dugan                                0                      *

Patrice J. Neverett                            0                      *

Paul S. Shain                                  0                      *

Rolf Engh                                      0                      *

Officers, directors and nominees               0                      *
as a group (13 persons)

----------
*Less than 1%

                            PROPOSAL NOS. 1(a) - 1(e)

          General. Resource Capital Advisers, Inc., a Minnesota corporation with its principal executive office at 1400 U.S. Trust Building, 730 Second Avenue South, Minneapolis, Minnesota 55402 (the "Adviser") currently serves as the investment adviser to the Eastcliff Funds. The Adviser has given notice that it will resign as the investment adviser to the Eastcliff Funds and terminate its investment advisory agreement effective as of the approval by the shareholders of the Eastcliff Funds of a new investment advisory agreement with a new investment adviser.

          Accordingly, our Board of Directors on September 11, 2001 approved a new investment advisory agreement with Fiduciary Management, Inc., a Wisconsin corporation with its principal executive office at 225 East Mason Street, Milwaukee, Wisconsin 53202 (the "New Adviser"), substantially in the form attached hereto as Annex A, for the Eastcliff Total Return Fund, Eastcliff Growth Fund, Eastcliff Regional Small Capitalization Value Fund, Eastcliff Contrarian Value Fund and Eastcliff Emerging Growth Fund. The new investment advisory agreement is to take effect with respect to each Fund upon the approval of the shareholders of such Fund. The New Adviser currently serves as the administrator of the Eastcliff Funds and previously acted as the investment adviser of the Eastcliff Funds from December, 1987 until December 31, 1994. The Adviser will receive no compensation from the Eastcliff Funds or the New Adviser in connection with the new investment advisory agreement.

          Description of the Adviser. The Adviser is a wholly-owned subsidiary of U.S. Trust Company, a Connecticut bank whose principal executive office is located at One Pickwick Plaza, Greenwich, Connecticut 06830. U.S. Trust Company is a wholly-owned subsidiary of U.S. Trust Corporation. The principal executive offices of U.S. Trust Corporation are at 114 West 47th Street, New York, New York 10036. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation, which has its principal executive office at 120 Kearny Street, San Francisco, California 94104. The Adviser's executive officers include E. Thomas Welch (Vice President of Eastcliff Funds, Inc.): Chief Operating Officer of the Adviser; and John A. Clymer (Vice President, Secretary and Treasurer of Eastcliff Funds, Inc.): President, Compliance Officer and Chief Investment Officer of the Adviser. The directors of the Adviser are E. Thomas Welch, Conley Brooks, Jr. (President and Director of Eastcliff Funds, Inc.) and Lyman E. Wakefield, Jr.

          Description of the New Adviser. The New Adviser is a Wisconsin corporation and a registered investment adviser. The New Adviser is controlled by Messrs. Ted D. Kellner and Mr. Donald S. Wilson, a former director of the Eastcliff Funds. The New Adviser's executive officers are Mr. Kellner, Chairman of the Board and Chief Executive Officer; Mr. Wilson, Vice Chairman and Treasurer; Mr. Patrick J. English, President; Mr. Gary G. Wagner, Executive Vice President; Mr. John Brandser, Vice President-Fixed Income and Secretary; Ms. Camille Wildes, Vice President; and Ms. Jody Reckard, Vice President. The directors of the New Adviser are Messrs. Kellner and Wilson. The business address of the New Adviser and its executive officers is 225 East Mason Street, Milwaukee, Wisconsin 53202.

          The New Adviser is the investment adviser to Fiduciary Capital Growth Fund, Inc., a registered investment company having an investment objective of long-term capital appreciation. Fiduciary Capital Growth Fund, Inc. invests primarily in small- to mid-cap value stocks. On September 30, 2000, Fiduciary Capital Growth Fund, Inc. had net assets of approximately $47,000,000. During the fiscal year ended September 30, 2000, the New Adviser received an annual investment advisory fee from Fiduciary Capital Growth Fund, Inc. equal to 0.92% of such Fund's average daily net assets, no portion of which was waived or reduced during the fiscal year ended September 30, 2000.

          The New Adviser is also the investment adviser to FMI Focus Fund, the sole series of FMI Funds, Inc., which has an investment objective of capital appreciation. FMI Funds, Inc. is a registered investment company. FMI Focus Fund invests primarily in small- to mid-cap value stocks. On September 30, 2000, FMI Focus Fund had net assets of approximately $242,000,000. During the fiscal year ended September 30, 2000, the New Adviser received an annual investment advisory fee from FMI Funds, Inc. equal to 1.25% of such Fund's average daily net assets, no portion of which was waived or reduced during the fiscal year ended September 30, 2000. (On May 1, 2001 Broadview Advisors, LLC became the sub-adviser to FMI Focus Fund pursuant to a sub-advisory agreement for FMI Focus Fund by and among the New Adviser, Broadview Advisors, LLC and FMI Funds, Inc. Pursuant to the sub-advisory agreement the New Adviser pays Broadview Advisors, LLC an annual sub-advisory fee equal to 0.95% of the average daily net assets of FMI Focus Fund.)

          Discussion. The new investment advisory agreement for the Eastcliff Funds contains substantially the same terms and conditions, including compensation rate, as the existing investment advisory agreement for the Eastcliff Funds. The existing investment advisory agreement for the Eastcliff Funds was entered into on May 1, 2001 and last submitted to a vote of the shareholders of the Eastcliff Funds on March 15, 2001.

          After the second anniversary of the new investment advisory agreement and upon a determination by our Board of Directors (including a majority of the directors who are not "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940) of the New Adviser or the Company) that it is in the best interests of the Eastcliff Total Return Fund, we may eliminate the asset breakpoint respecting the Eastcliff Total Return Fund that provides that the advisory fee is 1.00% of its average daily net assets equal to or less than $30 million and 0.75% with respect to its average daily net assets in excess of $30 million.

          Pursuant to the existing investment advisory agreement, the Adviser provides, and pursuant to the new investment advisory agreement, the New Adviser will provide, investment advisory and administrative services to each of the Eastcliff Funds. The specific investments for each Fund are made by the portfolio manager for that Fund pursuant to a sub-advisory agreement. However, neither the existing investment advisory agreement nor the new investment advisory agreement obligate the Adviser or the New Adviser, as applicable, to retain portfolio managers. The portfolio managers for the Funds are set forth below:

               Fund                             Portfolio Manager
               ----                             -----------------

     Eastcliff Total Return Fund          Palm Beach Investment Advisers, LLC
     Eastcliff Growth Fund                Winslow Capital Management, Inc.
     Eastcliff Regional Small             Woodland Partners, LLC
     Capitalization Value Fund
     Eastcliff Contrarian Value Fund      Sasco Capital, Inc.
     Eastcliff Emerging Growth Fund       KB Growth Advisors, LLC

Pursuant to the existing investment advisory agreement, the Adviser has, and pursuant to the new investment advisory agreement, the New Adviser will have, overall responsibilities for assets under management. Accordingly, the Adviser does, and the New Adviser will:

          o    provide overall investment strategies and programs for each Fund

          o    evaluate each portfolio manager's performance

          o provide each Fund with office space, equipment and personnel necessary to operate and administer the Fund's business and to supervise the provision of third parties such as the transfer agent and the custodian

          As investment adviser for the Eastcliff Funds, the Adviser receives an annual investment advisory fee equal to 1.00% of its average daily net assets (with respect to the Eastcliff Total Return Fund, the advisory fee is 1.00% of its average daily net assets equal to or less than $30 million and 0.75% with respect to its average daily net assets in excess of $30 million). Pursuant to the new investment advisory agreement, the New Adviser will receive the same annual investment advisory fee that the Adviser currently receives, provided that after the second anniversary of the new investment advisory agreement and upon a determination by our Board of Directors (including a majority of the directors who are not "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940) of the New Adviser or the Company) that it is in the best interests of the Total Return Fund, we may eliminate the asset breakpoint respecting the Total Return Fund.

          The Adviser has agreed and the New Adviser will agree to reimburse each of the Funds for expenses in excess of 1.3% of such Fund's average daily net assets. The Adviser pays and the New Adviser will pay (not the respective Funds) each of the Fund's portfolio managers an annual sub-advisory fee. The amount of the current sub-advisory fee for each of the portfolio managers (other than the portfolio manager for the Eastcliff Total Return Fund) is 0.60% of the applicable Fund's average daily net assets. The Adviser pays the portfolio manager for the Eastcliff Total Return Fund an annual sub-advisory fee equal to 0.40% of the average daily net assets of the Eastcliff Total Return Fund (0.30% with respect to average daily net assets in excess of $30 million). The amount of the new sub-advisory fee for each of the portfolio managers will be 0.75% of the applicable Fund's average daily net assets. Pursuant to the new sub-advisory agreements, each of the portfolio managers is obligated to pay to the New Adviser an amount equal to 0.75% of any fee waiver or expense reimbursement that the New Adviser is obligated to pay to the Eastcliff Funds in any fiscal year pursuant to the new investment advisory agreement. In any event, the New Adviser remains liable to the Eastcliff Funds for the full amount of any such fee waiver or expense reimbursement.

          For the fiscal year ended June 30, 2001, each of the Funds paid the Adviser investment advisory fees as set forth below. In turn the Adviser paid sub-advisory fees to the portfolio managers as set forth below.

                                                                          Sub-Advisory Fees Paid to
          Fund                                       Advisory Fees Paid      Portfolio Managers
          ----                                       ------------------      ------------------

Eastcliff Total Return Fund                                    $177,522             $_______
Eastcliff Growth Fund                                           $82,316             $_______
Eastcliff Regional Small Capitalization Value Fund             $365,936             $_______
Eastcliff Contrarian Value Fund                                 $50,577             $_______
Eastcliff Emerging Growth Fund                                 $109,833             $_______

          The new investment advisory agreement will remain in effect for two years from the date of its effectiveness and thereafter as long as its continuance is specifically approved at least annually (i) by our Board of Directors and (ii) by the vote of a majority of the directors of Eastcliff Funds, Inc. who are not parties to the investment advisory agreement or interested persons of the New Adviser cast in person at a meeting called for the purpose of voting on such approval. The new investment advisory agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Directors of Eastcliff Funds, Inc. or by vote of a majority of a particular Fund's shareholders, on sixty days written notice to the New Adviser and by the New Adviser on the same notice to the Fund, and that it will be automatically terminated if it is assigned within the meaning of the Investment Company Act of 1940. Under the Investment Company Act of 1940 transactions which do not result in a change of actual control or management of an investment adviser are not assignments.

          The new investment advisory agreement provides that the New Adviser will not be liable to any Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The new investment advisory agreement also provides that the New Adviser and its officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

          The foregoing description of the new investment advisory agreement is qualified in its entirety by reference to Annex A.

          Section 15(f) of the Investment Company Act of 1940. Section 15(f) of the Investment Company Act of 1940 provides that an investment adviser to a registered investment company and the affiliates of such adviser may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the Investment Company Act of 1940) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

          Consistent with the first condition of Section 15(f), the Adviser and the New Adviser intend not to take or recommend any action that would cause more than 25% of our Board of Directors to be interested persons of the Adviser or the New Adviser during the requisite period (i.e., for two years from the effective date of the new investment advisory agreement).

          With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the Investment Company Act of 1940 to include any arrangement during the two-year period after any such transaction occurs whereby an investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

          The Adviser and the New Adviser intend not to take or recommend any action that would constitute an unfair burden on any of the Eastcliff Funds within the meaning of Section 15(f). In this regard, the New Adviser intends to maintain the maximum 1.3% expense ratio disclosed in the current prospectus of each Fund for two years from the effective date of the new investment advisory agreement, consistent with and subject to the existing conditions of any voluntary fee waivers.

          Required Vote. The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of a Fund is required for the approval of the new investment advisory agreement for that particular Fund. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the new investment advisory agreement but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the special meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the new investment advisory agreement if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the new investment advisory agreement. If the shareholders of a Fund do not approve the new investment advisory agreement for that particular Fund, the existing investment advisory agreement for the Fund in question will continue and the Eastcliff Funds, Inc. will consider such alternative actions as are in the best interest of the Fund in question.

          Recommendation. Our Board of Directors has unanimously approved the proposal approving the new investment advisory agreement. In doing so, it considered the following factors:

          o The new investment advisory agreement is substantially identical to the existing investment advisory agreement.

          o Representations from the New Adviser that it is committed to the continuance, without interruption, of the advisory services to each of the Eastcliff Funds of the type and quality provided by the Adviser.

          o The New Adviser's agreement to maintain the maximum 1.30% expense ratio for two years from the effective date of the new investment advisory agreement.

          o    Fees paid to investment advisers of comparable funds.

Accordingly, our Board of Directors recommends a vote "for" for each of Proposal No. 1(a), Proposal No. 1(b), Proposal No. 1(c), Proposal No. 1(d) and Proposal No. 1(e).

                            PROPOSAL NOS. 2(a) - 2(e)

          General. The Adviser currently serves as the investment adviser to the Eastcliff Funds. As such it provides investment advisory and administrative services to the Eastcliff Funds. The specific investments for the Eastcliff Funds are made by the "Portfolio Managers" as follows:

               Fund                          Portfolio Manager
               ----                          -----------------

     Eastcliff Total Return Fund             Palm Beach Investment Advisers, LLC
     Eastcliff Growth Fund                   Winslow Capital Management, Inc.
     Eastcliff Regional Small                Woodland Partners, LLC
      Capitalization Value Fund
     Eastcliff Contrarian Value Fund         Sasco Capital, Inc.
     Eastcliff Emerging Growth Fund          KB Growth Advisors, LLC

The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the Eastcliff Funds, and evaluates the Portfolio Managers' performance.

          In connection with the services provided by the Portfolio Managers, Eastcliff Funds, Inc. entered into sub-advisory agreements with the Adviser and the respective Portfolio Managers. The sub-advisory agreement for the Eastcliff Total Return Fund was entered into on March 29, 2001 and last submitted to a vote of shareholders of the Eastcliff Total Return Fund on such date. Each of the other sub-advisory agreements was entered into in connection with the organization of the applicable Fund and has not been submitted to a vote of the shareholders since that time. The dates of these sub-advisory agreements are set forth below:

             Fund                                 Date Entered Into
             ----                                 -----------------

     Eastcliff Growth Fund                        June 30, 1995
     Eastcliff Regional Small Capitalization      September 15, 1996
      Value Fund
     Eastcliff Contrarian Value Fund              December 30, 1997
     Eastcliff Emerging Growth Fund               October 1, 1999

          The Adviser has given notice that it will terminate its sub-advisory agreements with the Eastcliff Funds and the respective Portfolio Managers effective as of the approval by the shareholders of the Eastcliff Funds of new sub-advisory agreements with the New Adviser and the respective Portfolio Managers. Accordingly, our Board of Directors on September 11, 2001 approved new sub-advisory agreements with the New Adviser and the respective Portfolio Managers, substantially in the form attached hereto as Annex B, for the Eastcliff Total Return Fund, Eastcliff Growth Fund, Eastcliff Regional Small Capitalization Value Fund, Eastcliff Contrarian Value Fund and Eastcliff Emerging Growth Fund. The new sub-advisory agreements are to take effect upon the approval of the shareholders of the respective Funds.

          The new sub-advisory agreements are substantially the same as the existing sub-advisory agreements. They differ from the existing sub-advisory agreements in one principal respect, the fee payable to the Portfolio Managers is higher. Under the existing sub-advisory agreements and the new sub-advisory agreements, the Adviser or the New Adviser, as the case may be, and not the

Eastcliff Funds, pays the Portfolio Managers' fees. Consequently, the fees paid by the Eastcliff Funds will not be changed if the new sub-advisory agreements are approved.

          Discussion. The new sub-advisory agreements contain substantially the same terms and conditions as the existing sub-advisory agreements other than the compensation rate.

          Pursuant to the existing sub-advisory agreements and the new sub-advisory agreements, the Portfolio Managers make specific portfolio investments in accordance with the Eastcliff Funds' investment objectives, restrictions and policies and overall investment approach and strategies provided by the Adviser or the New Adviser, as the case may be. The Portfolio Managers' activities are subject to general supervision by the Adviser or the New Adviser, as the case may be, and our Board of Directors. Although the Adviser or the New Adviser and our Board of Directors do not evaluate the investment merits of the Portfolio Managers' specific securities selections, they do review the overall performance of the Portfolio Managers.

          The Portfolio Managers are employed, and may be terminated, by the Adviser or the New Adviser, as the case may be, subject to prior approval by our Board of Directors. The employment of a new portfolio manager currently requires the prior approval of the shareholders of the respective Fund. Eastcliff Funds, Inc., however, may request an order of the Securities and Exchange Commission exempting the Eastcliff Funds from the requirement under the Investment Company Act of 1940 relating to shareholder approval of new portfolio managers. There can be no assurance that Eastcliff Funds, Inc. will request such an order, or, if requested, that such an order will be granted with respect to the Eastcliff Funds.

          Selection and retention criteria for a Portfolio Manager include: (i) its historical performance record; (ii) consistent performance in the context of the markets and preservation of capital in declining markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of a Portfolio Manager to apply its approach consistently.

          The Adviser or the New Adviser, as the case may be (not the respective Funds), pay each of the Fund's Portfolio Managers an annual sub-advisory fee. The amount of the sub-advisory fee for each of the Portfolio Managers under the existing sub-advisory agreement (other than the Portfolio Manager for the Eastcliff Total Return Fund) is 0.60% of the applicable Fund's average daily net assets. The Adviser pays the Portfolio Manager for the Eastcliff Total Return Fund an annual sub-advisory fee equal to 0.40% of the average daily net assets of the Eastcliff Total Return Fund (0.30% with respect to average daily net assets in excess of $30 million). Under the new sub-advisory agreements, the amount of the sub-advisory fee for each of the Portfolio Managers is 0.75% of the applicable Fund's average daily net assets.

          Pursuant to the new sub-advisory agreements, each of the Portfolio Managers is obligated to pay to the New Adviser an amount equal to 0.75% of any fee waiver or expense reimbursement that the New Adviser is obligated to pay to the Eastcliff Funds in any fiscal year pursuant to the new investment advisory agreement (in any event, the New Adviser remains liable to the Eastcliff Funds for the full amount of any such fee waiver or expense reimbursement). In this regard, the New Adviser will agree to reimburse each of the Eastcliff Funds for expenses in excess of 1.3% of such Fund's average daily net assets for two years from the effective date of the new investment advisory agreement, consistent with and subject to the existing conditions of any voluntary fee waivers.

          For the fiscal year ended June 30, 2001, each of the Funds paid the Adviser investment advisory fees as set forth below (had the new investment advisory agreement been in effect for the fiscal year ended June 30, 2001, the advisory fees, would not have been different). In turn the Adviser paid sub-advisory fees to the Portfolio Managers as set forth below.

                                                                          Sub-Advisory Fees Paid to
          Fund                                       Advisory Fees Paid      Portfolio Managers
          ----                                       ------------------      ------------------
Eastcliff Total Return Fund                                    $177,522             $_______
Eastcliff Growth Fund                                           $82,316             $_______
Eastcliff Regional Small Capitalization Value Fund             $365,936             $_______
Eastcliff Contrarian Value Fund                                 $50,577             $_______
Eastcliff Emerging Growth Fund                                 $109,833             $_______

          Had the new sub-advisory agreements been in effect for the fiscal year ended June 30, 2001, the Adviser would have paid the following fees to the Portfolio Managers:

                                                    Sub-Advisory Fees Paid to
          Fund                                         Portfolio Managers         Percentage Change
          ----                                         ------------------         -----------------
Eastcliff Total Return Fund                                 $_______                   ______%
Eastcliff Growth Fund                                       $_______                   ______%
Eastcliff Regional Small Capitalization Value Fund          $_______                   ______%
Eastcliff Contrarian Value Fund                             $_______                   ______%
Eastcliff Emerging Growth Fund                              $_______                   ______%

          The new sub-advisory agreements will remain in effect for two years from the date of their effectiveness and thereafter as long as their continuance is specifically approved at least annually (i) by our Board of Directors and
(ii) by the vote of a majority of the directors of Eastcliff Funds, Inc. who are not parties to the sub-advisory agreements or interested persons of the New Adviser or the Portfolio Managers, cast in person at a meeting called for the purpose of voting on such approval. The new sub-advisory agreements provide that they may be terminated by any party upon giving written notice 30 days in advance to the other parties and that it will be automatically terminated if it is assigned within the meaning of the Investment Company Act of 1940. Under the Investment Company Act of 1940, transactions which do not result in a change of actual control or management of an investment adviser are not assignments.

          The new sub-advisory agreements provide that the Portfolio Managers will not be liable to the Eastcliff Funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The new sub-advisory agreements provide that the Portfolio Managers and their respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

          Description of the Portfolio Managers. Palm Beach Investment Advisers, LLC is the Portfolio Manager to the Total Return Fund. It is a Delaware limited liability company that is wholly-owned by AAM Palm Beach, LLC, with its principal place of business at 249 Royal Palm Way, Suite 400, Palm Beach, Florida 33480. The Chief Executive Officer of the Portfolio Manager is Andrew M. Jarmel, 249 Royal Palm Way, Suite 400, Palm Beach, Florida 33480. The Portfolio Manager has a management committee that consists of Mr. Jarmel and Barry G. Hoyt, who acts as Chief Investment Officer of Asset Allocation & Management Company, L.L.C. (an affiliate of AAM Palm Beach, LLC), 30 N. LaSalle Street, #3600, Chicago, IL 60602. The principal place of business of AAM Palm Beach, LLC is 30 North LaSalle Street, #3600, Chicago, IL 60602. AAM is controlled by Messrs. Jarmel and Hoyt and Mr. Peter Mavrogenes, Senior Investment Officer of Asset Allocation & Management Company, L.L.C.

          Winslow Capital Management, Inc. is the Portfolio Manager to the Growth Fund. Its address is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital Management, Inc. has been an investment adviser since 1992. Clark J. Winslow, the President and Chief Executive Officer of Winslow Capital Management, Inc., is primarily responsible for the day-to-day management of the Growth Fund's portfolio. Mr. Winslow has served as President, Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. Prior to that time, he was senior vice president and portfolio manager at Alliance Capital Management from 1987 to 1992, and portfolio manager at John W. Bristol & Co. from 1980 to 1987. Winslow Capital Management, Inc. is controlled by Clark J. Winslow.

          KB Growth Advisors, LLC is the Portfolio Manager to Emerging Growth Fund. Its address is 601 Carlson Parkway, Suite 950, Minnetonka, Minnesota 55305. KB Growth Advisors, LLC has been an investment adviser since 1998. Gail
M. Knappenberger, Chairman and Chief Executive Officer of KB Growth Advisors, LLC, is primarily responsible for the day-to-day management of the Emerging Growth Fund's portfolio. Mr. Knappenberger has served as Chairman and Chief Executive Officer of KB Growth Advisors, LLC since its inception in 1998. Prior to that time he was Executive Vice President and a portfolio manager of Winslow Capital Management, Inc. from 1993 to 1998, and President and a portfolio manager of Jundt Associates, Inc. from 1984 to 1993. KB Growth Advisors, LLC is controlled by Gail M. Knappenberger.

          Woodland Partners, LLC is the Portfolio Manager to the Regional Small Capitalization Value Fund. Its address is 60 South Sixth Street, Suite 3750, Minneapolis, Minnesota 55402. Woodland Partners, LLC has been an investment adviser since 1996. Richard W. Jensen, Elizabeth M. Lilly and Richard J. Rinkoff are primarily responsible for the day-to-day management of the Regional Small Capitalization Value Fund's portfolio. Mr. Jensen, Ms. Lilly and Mr. Rinkoff each have been portfolio managers and one-third owners of Woodland Partners, LLC since 1996. Prior to that time, they were employed by First Asset Management, a division of First Bank National Association (now U.S. Bank, National Association), Mr. Jensen since 1967, Ms. Lilly since 1992 and Mr. Rinkoff since 1977. Woodland Partners, LLC is owned in equal parts by Richard W. Jensen, Elizabeth M. Lilly and Richard J. Rinkoff.

          Sasco Capital, Inc. is the Portfolio Manager to the Contrarian Value Fund. Its address is 10 Sasco Hill Road, Fairfield, Connecticut 06430. Sasco Capital, Inc. has been an investment adviser since 1985. Bruce Bottomly, Lee Garcia and Daniel Leary are primarily responsible for the day-to-day management of the Contrarian Value Fund's portfolio. They have been portfolio managers and Managing Directors of Sasco Capital, Inc. since its inception in 1986. Sasco Capital, Inc. is owned by Hada Bibi, Bruce Bottomly, Lee Garcia and Daniel Levy.

          Required Vote. The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of a Fund is required for the approval of the new sub-advisory agreement for that particular Fund. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against a new sub-advisory agreement but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the special meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the new sub-advisory agreements if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the new sub-advisory agreements. If the shareholders of a Fund do not approve the new sub-advisory agreement for that particular Fund, the existing sub-advisory agreement for the Fund in question and the Eastcliff Funds, Inc. will consider such alternative actions as are in the best interest of the Fund in question.

          Recommendation. Our Board of Directors has unanimously approved the new sub-advisory agreements. In doing so it considered the following factors, among others:

          o The new sub-advisory agreements are substantially identical (other than the fees paid to the Portfolio Managers by the New Adviser and the obligation of the Portfolio Managers to pay a portion of any fee waiver or expense reimbursement) to the existing sub-advisory agreements.

          o    The investment performance of the Funds.

          Accordingly, our Board of Directors recommends a vote "for" for each of Proposal No. 2(a), Proposal No. 2(b), Proposal No. 2(c), Proposal No. 2(d) and Proposal No. 2(e).

                                 PROPOSAL NO. 3

          Director Nominees. At the special meeting, we will elect five directors to hold office until their respective successors are chosen and qualified. Our Board of Directors has nominated five people for election. As proxies, E. Thomas Welch and John A. Clymer intend to vote for the election of all of the Board of Directors' nominees. They will also vote proxies for any other person that the Board of Directors may recommend in place of a nominee if that nominee becomes unable to serve as a director before the special meeting.

          Each nominee has consented to being named as a nominee and to serve if elected.

          Certain important information regarding the nominees (including their principal occupations for at least the last five years) is as follows:

BARRY K. ALLEN                              Age 52
--------------

18500 W. Corporate Drive
Brookfield, WI 53045
(A NOMINEE FOR DIRECTOR OF EASTCLIFF FUNDS, INC.)

          Mr. Allen is President of Allen Enterprises, LLC, Brookfield, Wisconsin, a private equity investments management company he founded after retiring from Ameritech, Chicago, Illinois, in July 2000. Mr. Allen had served as an officer of Ameritech since August 1995, most recently as President. Mr. Allen is a director of Harley-Davidson Inc., United Wisconsin Services, Inc. and First Business Bank-Milwaukee. Mr. Allen is also a director of FMI Funds, Inc. and Fiduciary Capital Growth Fund, Inc., registered investment companies for which the Adviser serves as investment adviser.

GEORGE D. DALTON                            Age 73
----------------

528 Northview Road
Waukesha, WI 53188
(A NOMINEE FOR DIRECTOR OF EASTCLIFF FUNDS, INC.)

          Mr. Dalton is Chairman and Chief Executive Officer of Call_Solutions.Com, a privately held company specializing in teleservices call centers. Prior to January 2000, Mr. Dalton was Chairman of the Board of Fiserv, Inc., a provider of financial data processing services to financial institutions, and had served in that capacity since 1984. Mr. Dalton is also a member of the Board of Directors of ARI, Inc., a provider of standard-based Internet-enabled electronic commerce services, APAC TeleServices, Inc., a provider of out-sourced telephone-based marketing, sales and customer management solutions, Clark/Bardes Inc., a distributor of life insurance/compensation programs, Wisconsin Wireless, Inc., and Fiserv, Inc. Mr. Dalton is also a director of FMI Funds, Inc. and Fiduciary Capital Growth Fund, Inc.

GORDON H. GUNNLAUGSSON                      Age 56
----------------------

c/o Fiduciary Management, Inc.
225 East Mason Street
Milwaukee, WI 53202
(A NOMINEE FOR DIRECTOR OF EASTCLIFF FUNDS, INC.)

          Mr. Gunnlaugsson recently retired from M&I Corporation. He was employed by M&I Corporation from June 1, 1970 to December 31, 2000 where he most recently held the positions of Executive Vice-President and Chief Financial Officer. Mr. Gunnlaugsson is a director of Advantage Learning Systems, Inc. Mr. Gunnlaugsson is also a director of FMI Funds, Inc. and Fiduciary Capital Growth Fund, Inc.

PAUL S. SHAIN                               Age 38
-------------

5520 Research Park Drive
Madison, WI  53711
(A NOMINEE FOR DIRECTOR OF EASTCLIFF FUNDS, INC.)

          Mr. Shain is President and Chief Operating Officer of Berbee Information Networks, a leading provider of e-business development, infrastructure integration and application hosting services and has been employed by such firm since January 2000. Prior to joining Berbee Information Networks, Mr. Shain spent 12 years at Robert W. Baird & Co., Incorporated, most recently as Managing Director and Director of Equity Research. Mr. Shain is a Chartered Financial Analyst and serves on the Advisory Board of the Applied Corporate Finance program at UW-Madison. Mr. Shain serves on the Board of Directors of Berbee Information Networks, LifeSketch, Inc., Broadjam Inc. and the Madison Area Technical College Foundation. Mr. Shain is also a director of FMI Funds, Inc. and Fiduciary Capital Grown Fund, Inc.

DONALD S. WILSON*                           Age 58
----------------

225 East Mason Street
Milwaukee, Wisconsin
(A NOMINEE FOR DIRECTOR OF EASTCLIFF FUNDS, INC.)

          Messrs. Kellner and Wilson co-founded Fiduciary Management, Inc. in 1980. Mr. Wilson is Vice Chairman and Treasurer of Fiduciary Management, Inc. Mr. Wilson is also Vice President, Secretary and a director of Fiduciary Capital Growth Fund, Inc. Mr. Wilson served as a director of the Eastcliff Funds from _______ to March 2001.

------------------
*Mr. Wilson will be an "interested person" of the Eastcliff Funds as that term is defined in the Investment Company Act of 1940.

          All executive officers are elected by our Board of Directors and hold office until his or her successor has been duly elected or until his or her prior death, resignation or removal. The executive officers of Eastcliff Funds, Inc. are currently Mr. Conley Brooks, Jr., 55, President; Mr. E. Thomas Welch, 62, Vice President; Mr. John A. Clymer, 52, Vice President, Secretary and Treasurer;

and Mr. A. Rodney Boren, 54, Vice President. Subsequent to the shareholders meeting, we anticipate that the current executive officers of Eastcliff Funds, Inc. will resign, and our new Board of Directors will elect the following individuals to the offices opposite their names:

          Name                            Office
          ----                            ------

          Ted D. Kellner                  President and Treasurer
          Patrick J. English              Vice President
          Patrice J. Neverett             Vice President
          Donald S. Wilson                Vice President and Secretary
          Gary G. Wagner                  Vice President and Assistant Secretary
          Camille F. Wildes               Vice President and Assistant Treasurer

          Compensation. The table below sets forth the compensation paid by Eastcliff Funds, Inc. to each of the current directors during the fiscal year ended June 30, 2001:

                                      COMPENSATION TABLE
                                                                                       Total
                                                Pension or                          Compensation
                         Aggregate              Retirement         Estimated       from Eastcliff
                       Compensation         Benefits Accrued As     Annual          Funds, Inc.
     Name of        from Eastcliff Funds,      Part of Fund       Benefits Upon       Paid to
     Person                Inc.                  Expenses          Retirement        Directors
     ------                ----                  --------          ----------        ---------
Conley Brooks, Jr.         $0                      $0                  $0                $0

Joseph H. Dugan*         $_______                  $0                  $0             $_______

A. Skidmore Thorpe       $_______                  $0                  $0             $_______

Rolf Engh                $_______                  $0                  $0             $_______

-------------
*Mr. Dugan was elected to the Board of Directors on March 15, 2001.

          Board Meetings and Committees. Our Board of Directors has no audit, nominating, compensation or other similar committees. Our Board of Directors met _______ times during the fiscal year ended June 30, 2001. Each of the directors attended _______ meetings held by the Board of Directors, except _______ who attended _______ meetings and _______ who attended _______ meetings.

          Required Vote. Under Wisconsin law, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes from the shareholders of all Eastcliff Funds will be elected as directors. Any shares which do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

          Recommendation. Our Board of Directors recommends a vote "for" all the nominees.

                                 PROPOSAL NO. 4

          Discussion. Our Board of Directors (including a majority of the directors who are not "interested persons" of Eastcliff Funds, Inc.) has selected PricewaterhouseCoopers LLP, independent accountants, to continue to serve as independent auditors of the Eastcliff Funds for the fiscal year ending June 30, 2002. In such capacity PricewaterhouseCoopers LLP performs a variety of functions, including examining the financial statements of the Eastcliff Funds and issuing a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings. PricewaterhouseCoopers LLP has advised our Board of Directors that they have no direct financial interest or material indirect financial interest in the Eastcliff Funds.

          A representative of PricewaterhouseCoopers LLP is not expected to be present at the meeting.

          Audit and Other Fees. In connection with the fiscal year ended June 30, 2001, PricewaterhouseCoopers LLP provided various audit and non-audit services to Eastcliff Funds, Inc. and billed Eastcliff Funds, Inc. for these services as follows:

          a. Audit Fees. Aggregate fees billed to Eastcliff Funds, Inc. by PricewaterhouseCoopers LLP for professional services rendered for the audit of financial statements of Eastcliff Funds, Inc. for the fiscal year ended June 30, 2001 totalled $_______.

          b. Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers LLP did not render any services respecting financial information systems design and implementation during the fiscal year ended June 30, 2001 to Eastcliff Funds, Inc., the advisers to the Eastcliff Funds, or any entity controlling, controlled by, or under common control with the advisers that provides services to Eastcliff Funds, Inc..

          c. All Other Fees. Aggregate fees billed to Eastcliff Funds, Inc. by PricewaterhouseCoopers LLP for non-audit services rendered for the fiscal year ended June 30, 2001 to Eastcliff Funds, Inc., the advisers to the Eastcliff Funds, or any entity controlling, controlled by, or under common control with the advisers that provides services to Eastcliff Funds, Inc., including tax related services, totalled $_______.

          The directors have considered whether the provision of the non-audit services related to sections (b) and (c) above is compatible with maintaining the independence of PricewaterhouseCoopers LLP and has determined that such services have not adversely affected the independence of PricewaterhouseCoopers LLP.

          Required Vote. The favorable vote of the holders of a majority of the shares of the Eastcliff Funds voting on Proposal No. 4, assuming a quorum is present, is required to ratify the selection of PricewaterhouseCoopers LLP, independent accountants, as auditors for the Eastcliff Funds. Abstentions and broker non-votes will not be counted for or against ratification but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding voting shares are present or represented at the special meeting. The failure to vote (including the failure to vote by broker non-vote or abstention), assuming more than 50% of the outstanding shares of the Eastcliff Funds are present, will have no effect on the ratification of the selection of PricewaterhouseCoopers LLC.

          Recommendation. Our Board of Directors recommends a vote "for" ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Eastcliff Funds.

                                  ADMINISTRATOR

          The administrator for the Eastcliff Funds is Fiduciary Management, Inc. Its principal office is located at 225 East Mason Street, Milwaukee, Wisconsin 53202. Pursuant to separate administration agreements entered into between each of the Eastcliff Funds and the New Adviser, the New Adviser prepares and maintains the books, accounts and other documents required by the Investment Company Act 0f 1940, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. If the new investment advisory agreement is approved, the New Adviser will continue to perform these services. The New Adviser at its own expense and without reimbursement from any of the Eastcliff Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the administration agreements. For the foregoing, the New Adviser receives from each of the Eastcliff Funds a fee of 0.2% per annum on the first $25,000,000 of the daily net assets of such Fund, 0.1% per annum on the next $20,000,000 of the daily net assets of such Fund and 0.05% per annum of the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of $20,000. The New Adviser separately charges the Eastcliff Funds for blue sky filings. During the fiscal year ended June 30, 2001, the Total Return Fund paid the New Adviser $_______, pursuant to such Fund's administration agreement. During the fiscal year ended June 30, 2001, the Growth Fund paid the New Adviser $_______, pursuant to such Fund's administration agreement. During the fiscal year ended June 30, 2001, the Regional Small Capitalization Value Fund paid the New Adviser $_______, pursuant to such Fund's administration agreement. During the fiscal year ended June 30, 2001, the Contrarian Value Fund paid the New Adviser $_______, pursuant to such Fund's administration agreement. During the fiscal year ended June 30, 2001, the Emerging Growth Fund paid the New Adviser $_______, pursuant to such Fund's administration agreement.

                        RECEIPT OF SHAREHOLDER PROPOSALS

          Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not insure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.


                                  OTHER MATTERS

          The Board of Directors knows of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

                                  SOLICITATION

          The New Adviser will bear the cost of soliciting proxies. It expects to solicit proxies mainly by mail. Some of its employees may also solicit proxies personally and by telephone. The New Adviser may in its discretion elect to use the services of an outside proxy solicitor, and, in such event, the New Adviser will pay the cost of using the services of such outside proxy solicitor. Also, the Adviser will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Eastcliff Funds.

                                 CHANGE OF NAME

          Following the special meeting (and any adjournments), Eastcliff Funds, Inc. will file Articles of Amendment to change its name to "FMI Mutual Funds, Inc." In addition, on that same date Eastcliff Funds, Inc. will change the designated names of the series of its shares of Common Stock as follows:

     Current Name                            New Name
     ------------                            --------
     Eastcliff Total Return Fund             FMI AAM Total Return Fund
     Eastcliff Growth Fund                   FMI Winslow Growth Fund
     Eastcliff Regional Small                FMI Woodland Small Capitalization
      Capitalization Value Fund               Value Fund
     Eastcliff Contrarian Value Fund         FMI Sasco Contrarian Value Fund
     Eastcliff Emerging Growth Fund          FMI Knappenberger Baer Emerging
                                              Growth Fund

          If you would like to receive a copy of our latest annual report and semi-annual report succeeding the annual report, please write to Eastcliff Funds, Inc. at 1400 U.S. Trust Building, 730 Second Avenue South, Minneapolis, Minnesota, 55402, Attention: Corporate Secretary, or by calling 1-800-595-5519. We will furnish these copies free of charge.

                                            EASTCLIFF FUNDS, INC.


                                            John A. Clymer
                                            Secretary
Minneapolis, Minnesota
__________ ____, 2001

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            OF EASTCLIFF FUNDS, INC.


                           Eastcliff Total Return Fund


          The undersigned constitutes and appoints E. Thomas Welch and John A. Clymer, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of the Eastcliff Funds, Inc. to be held at 1400 U.S. Trust Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, on Monday, October 15, 2001 at 10:00 a.m. (Central Daylight Time), and at any adjournments or postponements thereof, all shares of stock of the Eastcliff Total Return Fund which the undersigned is entitled to vote as follows:

          1(a).  To approve the new investment advisory agreement.

          |_|    For           |_|   Against           |_|   Abstain


          2(a).  To approve the new sub-advisory agreement.

          |_|    For           |_|   Against           |_|   Abstain


          3.     To elect five directors to the Board of Directors.

          For all nominees listed below (except as marked to the contrary)  |_|

          Withhold authority to vote for nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          Barry K. Allen                          George D. Dalton

          Gordon H. Gunnlaugsson                  Paul S. Shain

          Donald S. Wilson

          4. To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors.

          |_|    For           |_|   Against           |_|   Abstain

          5. In their discretion upon such other business as may properly come before the meeting.


                                 This proxy will be voted as specified. If no specification is made, this proxy will be voted for each proposal.

                                 The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                 Dated ____________________, 2001


                                 Signed_________________________________________

                                 Signed_________________________________________

This proxy is solicited on behalf of
the Board of Directors of Eastcliff Funds, Inc.

|_|     Please check here if you will be attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            OF EASTCLIFF FUNDS, INC.


                              Eastcliff Growth Fund


          The undersigned constitutes and appoints E. Thomas Welch and John A. Clymer, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of the Eastcliff Funds, Inc. to be held at 1400 U.S. Trust Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, on Monday, October 15, 2001 at 10:00 a.m. (Central Daylight Time), and at any adjournments or postponements thereof, all shares of stock of the Eastcliff Growth Fund which the undersigned is entitled to vote as follows:

          1(b).  To approve the new investment advisory agreement.

          |_|    For           |_|   Against           |_|   Abstain


          2(b).  To approve the new sub-advisory agreement.

          |_|    For           |_|   Against           |_|   Abstain


          3.     To elect five directors to the Board of Directors.

          For all nominees listed below (except as marked to the contrary)  |_|

          Withhold authority to vote for nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          Barry K. Allen                          George D. Dalton

          Gordon H. Gunnlaugsson                  Paul S. Shain

          Donald S. Wilson

          4. To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors.

          |_|    For           |_|   Against           |_|   Abstain

          5. In their discretion upon such other business as may properly come before the meeting.


                                 This proxy will be voted as specified. If no specification is made, this proxy will be voted for each proposal.

                                 The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                 Dated ____________________, 2001


                                 Signed_________________________________________

                                 Signed_________________________________________


This proxy is solicited on behalf of
the Board of Directors of Eastcliff Funds, Inc.

|_|     Please check here if you will be attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            OF EASTCLIFF FUNDS, INC.


               Eastcliff Regional Small Capitalization Value Fund


          The undersigned constitutes and appoints E. Thomas Welch and John A. Clymer, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of the Eastcliff Funds, Inc. to be held at 1400 U.S. Trust Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, on Monday, October 15, 2001 at 10:00 a.m. (Central Daylight Time), and at any adjournments or postponements thereof, all shares of stock of the Eastcliff Regional Small Capitalization Value Fund which the undersigned is entitled to vote as follows:

          1(c).  To approve the new investment advisory agreement.

          |_|    For           |_|   Against           |_|   Abstain


          2(c).  To approve the new sub-advisory agreement.

          |_|    For           |_|   Against           |_|   Abstain


          3.     To elect five directors to the Board of Directors.

          For all nominees listed below (except as marked to the contrary)  |_|

          Withhold authority to vote for nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          Barry K. Allen                          George D. Dalton

          Gordon H. Gunnlaugsson                  Paul S. Shain

          Donald S. Wilson

          4. To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors.

          |_|    For           |_|   Against           |_|   Abstain

          5. In their discretion upon such other business as may properly come before the meeting.


                                 This proxy will be voted as specified. If no specification is made, this proxy will be voted for each proposal.

                                 The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                 Dated ____________________, 2001


                                 Signed_________________________________________

                                 Signed_________________________________________


This proxy is solicited on behalf of
the Board of Directors of Eastcliff Funds, Inc.

|_|     Please check here if you will be attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            OF EASTCLIFF FUNDS, INC.


                         Eastcliff Contrarian Value Fund


          The undersigned constitutes and appoints E. Thomas Welch and John A. Clymer, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of the Eastcliff Funds, Inc. to be held at 1400 U.S. Trust Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, on Monday, October 15, 2001 at 10:00 a.m. (Central Daylight Time), and at any adjournments or postponements thereof, all shares of stock of the Eastcliff Contrarian Value Fund which the undersigned is entitled to vote as follows:

          1(d).  To approve the new investment advisory agreement.

          |_|    For           |_|   Against           |_|   Abstain


          2(d).  To approve the new sub-advisory agreement.

          |_|    For           |_|   Against           |_|   Abstain


          3.     To elect five directors to the Board of Directors.

          For all nominees listed below (except as marked to the contrary)  |_|

          Withhold authority to vote for nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          Barry K. Allen                          George D. Dalton

          Gordon H. Gunnlaugsson                  Paul S. Shain

          Donald S. Wilson

          4. To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors.

          |_|    For           |_|   Against           |_|   Abstain

          5. In their discretion upon such other business as may properly come before the meeting.


                                 This proxy will be voted as specified. If no specification is made, this proxy will be voted for each proposal.

                                 The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                 Dated ____________________, 2001


                                 Signed_________________________________________

                                 Signed_________________________________________


This proxy is solicited on behalf of
the Board of Directors of Eastcliff Funds, Inc.

|_|     Please check here if you will be attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            OF EASTCLIFF FUNDS, INC.


                         Eastcliff Emerging Growth Fund


          The undersigned constitutes and appoints E. Thomas Welch and John A. Clymer, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the special meeting of shareholders of the Eastcliff Funds, Inc. to be held at 1400 U.S. Trust Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, on Monday, October 15, 2001 at 10:00 a.m. (Central Daylight Time), and at any adjournments or postponements thereof, all shares of stock of the Eastcliff Emerging Growth Fund which the undersigned is entitled to vote as follows:

          1(e).  To approve the new investment advisory agreement.

          |_|    For           |_|   Against           |_|   Abstain


          2(e).  To approve the new sub-advisory agreement.

          |_|    For           |_|   Against           |_|   Abstain


          3.     To elect five directors to the Board of Directors.

          For all nominees listed below (except as marked to the contrary)  |_|

          Withhold authority to vote for nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          Barry K. Allen                          George D. Dalton

          Gordon H. Gunnlaugsson                  Paul S. Shain

          Donald S. Wilson

          4. To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors.

          |_|    For           |_|   Against           |_|   Abstain

          5. In their discretion upon such other business as may properly come before the meeting.


                                 This proxy will be voted as specified. If no specification is made, this proxy will be voted for each proposal.

                                 The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                 Dated ____________________, 2001


                                 Signed_________________________________________

                                 Signed_________________________________________


This proxy is solicited on behalf of
the Board of Directors of Eastcliff Funds, Inc.

|_|     Please check here if you will be attending the meeting.